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Exhibit 32.2

Certification of Chief Financial Officer of
Advance America, Cash Advance Centers, Inc.
Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

        In connection with the Annual Report on Form 10-K of Advance America, Cash Advance Centers, Inc. (the "Company") for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, J. Patrick O'Shaughnessy, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. PATRICK O'SHAUGHNESSY J. Patrick O'Shaughnessy Executive Vice President and Chief Financial Officer
March 8, 2010

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  Exhibit 32.2